EXHIBIT 10.29

SHARE EXCHANGE AGREEMENT

THIS SHARE EXCHANGE AGREEMENT (this "Agreement") is made and entered into as of December 31, 2013 by and among Civergy, Inc., a Delaware corporation ("Civergy"), Bion Enterprises, LLC, a Delaware limited liability company (the “Company”), and the members of the Company set forth on the signature pages of this Agreement (the "Members"; and collectively with the Company and Civergy, the "Parties"), with reference to the following facts:

RECITALS

WHEREAS, the Members collectively own all of the issued and outstanding equity of the Company (the “Company Equity”);

WHEREAS, Civergy desires to acquire all of the Company Equity and the Holders desire to exchange the Company Equity for shares of common stock of Civergy (“Civergy Common Stock”);

WHEREAS, the Parties have determined it to be in their best interest for Civergy to issue its Civergy Common Stock under the exemption made available pursuant to Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act");

NOW, THEREFORE, in consideration of the mutual covenants, representations, warranties and agreements contained herein, and intending to be legally bound hereby, the Parties agree as follows:

ARTICLE I
EXCHANGE OF THE SHARES AND CONSIDERATION

1.1 Equity Being Exchanged. Subject to the terms and conditions of this Agreement, at the closing provided for in Section 2 hereof (the “Closing”), each of the Holders shall sell, assign, transfer and deliver to Civergy the Company Equity set forth opposite each such Holder’s name on Schedule A attached hereto.

1.2 Consideration. Subject to the terms and conditions of this Agreement and in consideration of the sale, assignment, transfer and delivery of the Company Equity to Civergy, at the Closing, Civergy shall issue, sell and deliver to the Holders an aggregate of 400,000 shares of Civergy Common Stock with the amount of shares of Civergy Common Stock for each Holder set forth opposite each such Holder’s name on Schedule A attached hereto.

ARTICLE II
CLOSING

2.1 Time and Place. Subject to the provisions of this Agreement, the closing of the transactions contemplated by this Agreement shall take place on or before January 31, 2014 (the "Closing Date") or on such other date as is mutually agreeable to Civergy and the Company.

ARTICLE III
CLOSING DELIVERIES

3.1 Closing Deliveries. At the Closing, each of the Parties shall make the Closing deliveries required of it pursuant to Article IX of this Agreement.

ARTICLE IV
REPRESENTATIONS AND WARRANTIES OF COMPANY

4.1 Representations and Warranties of the Company. The Company hereby makes the following representations and warranties to each Purchaser:

(a) Subsidiaries. The Company has no Subsidiaries. All other references to the Subsidiaries shall be disregarded so long as the Company has no Subsidiaries.

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(b) Organization and Qualification. The Company is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of Delaware, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. The Company is not in violation or default of any of the provisions of its respective certificate or articles of formation, bylaws or other organizational or charter documents. The Company is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to result in: (i) a material adverse effect on the legality, validity or enforceability of this Agreement, (ii) a material adverse effect on the results of operations, assets, business, prospects or condition (financial or otherwise) of the Company or (iii) a material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under this Agreement (any of (i), (ii) or (iii), a “Material Adverse Effect”) and no action, claim, suit, investigation or proceeding (including, without limitation, an informal investigation or partial proceeding, such as a deposition), whether commenced or threatened has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

(c) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, the managers or the Company’s members in connection therewith. This Agreement has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(d) No Conflicts. The execution, delivery and performance by the Company of this Agreement and the consummation by it of the other transactions contemplated hereby and thereby do not and will not: (i) conflict with or violate any provision of the Company’s certificate or articles of formation, bylaws or other organizational or charter documents, (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any lien, charge, security interest, encumbrance, right of first refusal, preemptive right or other restriction (collectively, a “Lien”) upon any of the properties or assets of the Company, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company debt or otherwise) or other understanding to which the Company is a party or by which any property or asset of the Company is bound or affected, or (iii) conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not have or reasonably be expected to result in a Material Adverse Effect.

(e) Filings, Consents and Approvals. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of this Agreement, other than: (i) such consents, waivers, or authorizations as have been obtained before the Closing.

(f) Issuance of the Company Equity. The Company Equity is duly authorized and, when issued and paid for in accordance with this Agreement, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens other than restrictions on transfer provided for in this Agreement.

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(g) Capitalization.  No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by this Agreement except for such, if any, as will have been validly waived before the Closing. The issuance and sale of the Company Equity will not obligate the Company to issue equity to any Person (other than Civergy) and will not result in a right of any holder of Company Equity to adjust the exercise, conversion, exchange or reset price under any of such securities. All of the Company Equity are validly issued, fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. No further approval or authorization of any holder, the managers or others is required for the issuance and sale of the Company Equity. There are no member agreements, voting agreements or other similar agreements with respect to the Company’s Equity to which the Company is a party or, to the knowledge of the Company, between or among any of the Company’s holders.

(h) Financial Statements. The financial statements of the Company have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited interim financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited interim financial statements, to normal, immaterial, year-end audit adjustments.

(i) Material Changes. Since inception: (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its holders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock and (v) the Company has not issued any equity to any officer, director or Affiliate, except pursuant to existing Company equity incentive plans. The Company does not have pending before the Commission any request for confidential treatment of information. No event, liability or development has occurred or exists with respect to the Company’s business, properties, operations or financial condition, that would be required to be disclosed by the Company under applicable securities laws at the time this representation is made or deemed made that has not been publicly disclosed at least one Business Day prior to the date that this representation is made.

(j) Litigation. There is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an “Action”) which (i) adversely affects or challenges the legality, validity or enforceability of this Agreement or the Company Equity or (ii) could, if there were an unfavorable decision, have or reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any member, manager or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the Commission involving the Company or any current or former director or officer of the Company.

(k) Labor Relations. No labor dispute exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company which could reasonably be expected to result in a Material Adverse Effect. None of the Company’s employees is a member of a union that relates to such employee’s relationship with the Company, and the Company is not a party to a collective bargaining agreement, and the Company believes that their relationships with their employees are good. No executive officer, to the knowledge of the Company, is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement or non-competition agreement, or any other contract or agreement or any restrictive covenant in favor of any third party, and the continued employment of each such executive officer does not subject the Company to any liability with respect to any of the foregoing matters. The Company is in compliance with all U.S. federal, state, local and foreign laws and regulations relating to employment and employment practices, terms and conditions of employment and wages and hours, except where the failure to be in compliance could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

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(l) Compliance. The Company (i) is not in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company), nor has the Company received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is not in violation of any order of any court, arbitrator or governmental body or (iii) is or has been in violation of any statute, rule or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws applicable to its business and all such laws that affect the environment, except in each of the foregoing cases as could not have or reasonably be expected to result in a Material Adverse Effect.

(m) Regulatory Permits. The Company possesses all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses, except where the failure to possess such permits could not reasonably be expected to result in a Material Adverse Effect (“Material Permits”), and the Company has not received any notice of proceedings relating to the revocation or modification of any Material Permit.

(n) Title to Assets. The Company has good and marketable title in fee simple to all real property and good and marketable title in all personal property owned by it that, in each case, is material to the business of the Company free and clear of all Liens, except for Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and Liens for the payment of federal, state or other taxes, the payment of which is neither delinquent nor subject to penalties in any material respect. Any real property and facilities held under lease by the Company is held by them under valid, subsisting and enforceable leases with which the Company is in compliance.

(o) Patents and Trademarks. (i) The Company has, or has rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, trade secrets, inventions, copyrights, licenses and other intellectual property rights and similar rights as necessary or material for use in connection with their respective businesses and which the failure to so have could reasonably be expected to have a Material Adverse Effect (collectively, the “Intellectual Property Rights”); (ii) the Company has not received a notice (written or otherwise) that any of the Intellectual Property Rights violates or infringes upon the rights of any Person; (iii) all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights, except where the failure to be so enforceable or for such infringements as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and (iv) the Company has taken reasonable security measures to protect the secrecy, confidentiality and value of all of their intellectual properties, except where failure to do so could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(p) Transactions with Affiliates and Employees. None of the officers or directors of the Company and, to the knowledge of the Company, none of the employees of the Company is presently a party to any transaction with the Company (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner, in each case in excess of $120,000 other than for: (i) payment of salary or consulting fees for services rendered, (ii) reimbursement for expenses incurred on behalf of the Company and (iii) other employee benefits, including stock option agreements under any stock option plan of the Company.

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(q) Certain Fees. No brokerage or finder’s fees or commissions are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by this Agreement. The Purchasers shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by this Agreement.

(r) Investment Company. The Company is not, and is not an Affiliate of, and immediately after receipt of payment for the Company Equity, will not be or be an Affiliate of, an “investment company” within the meaning of the Investment Company Act of 1940, as amended. The Company shall conduct its business in a manner so that it will not be an “investment company” subject to registration under the Investment Company Act of 1940, as amended.

(s) Disclosure. Except with respect to (i) the material terms and conditions of the transactions contemplated by this Agreement and (ii) information given to the Purchasers, if any, which the Company hereby confirms will not constitute material non-public information six months from the date hereof, the Company confirms that neither it nor any other Person acting on its behalf has provided any of the Purchasers or their agents or counsel with any information that it believes constitutes or might constitute material, nonpublic information. The Company understands and confirms that the Purchasers will rely on the foregoing representation in effecting transactions in securities of the Company. All disclosure furnished by or on behalf of the Company to the Purchasers regarding the Company, its business and the transactions contemplated hereby, including the Disclosure Schedules to this Agreement, is true and correct and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. The press releases disseminated by the Company during the twelve months preceding the date of this Agreement taken as a whole do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made and when made, not misleading. The Company acknowledges and agrees that no Purchaser makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Article V hereof.

(t) Solvency. Based on the consolidated financial condition of the Company as of the Closing Date after giving effect to the receipt by the Company of the proceeds from the sale of the Company Equity hereunder: (i) the fair saleable value of the Company’s assets exceeds the amount that will be required to be paid on or in respect of the Company’s existing debts and other liabilities (including known contingent liabilities) as they mature, (ii) the Company’s assets do not constitute unreasonably small capital to carry on its business as now conducted and as proposed to be conducted including its capital needs taking into account the particular capital requirements of the business conducted by the Company, and projected capital requirements and capital availability thereof, and (iii) the current cash flow of the Company, together with the proceeds the Company would receive, were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its liabilities when such amounts are required to be paid. The Company does not intend after the Closing Date to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt). The Company has no knowledge of any facts or circumstances which lead it to believe that it will file for reorganization or liquidation under the bankruptcy or reorganization laws of any jurisdiction within one year from the Closing Date. Schedule 4.1(t) sets forth as of the date hereof all outstanding secured and unsecured Indebtedness of the Company, or for which the Company has commitments. For the purposes of this Agreement, “Indebtedness” means (x) any liabilities for borrowed money or amounts owed in excess of $50,000 (other than trade accounts payable incurred in the ordinary course of business), (y) all guaranties, endorsements and other contingent obligations in respect of indebtedness of others, whether or not the same are or should be reflected in the Company’s consolidated balance sheet (or the notes thereto), except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business; and (z) the present value of any lease payments in excess of $50,000 due under leases required to be capitalized in accordance with GAAP. The Company is not in default with respect to any Indebtedness.

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(u) Tax Status. Except for matters that would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect, the Company has filed all necessary federal, state and foreign income and franchise tax returns and has paid or accrued all taxes shown as due thereon, and the Company has no knowledge of a tax deficiency which has been asserted or threatened against the Company.

(v) Insurance. The Company does not have any insurance coverage. The Company has no reason to believe that it will not be able to obtain coverage from insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which the Company is engaged.

(w) Acknowledgment Regarding Purchasers’ Purchase of Company Equity. The Company acknowledges and agrees that each of the Purchasers is acting solely in the capacity of an arm’s length purchaser with respect to this Agreement and the transactions contemplated thereby. The Company further acknowledges that no Purchaser is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated thereby and any advice given by any Purchaser or any of their respective representatives or agents in connection with this Agreement and the transactions contemplated thereby is merely incidental to the Purchasers’ purchase of the Company Equity. The Company further represents to each Purchaser that the Company’s decision to enter into this Agreement and the other Transaction Documents has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and its representatives.

ARTICLE V
SEVERAL REPRESENTATIONS AND WARRANTIES OF HOLDERS

5.1 Each Holder, by virtue of signing this Agreement, severally but not jointly, represents and warrants to Civergy that the statements contained in Article IV and this Article V are true, correct and complete as of the date of this Agreement (or, if made as of a specified date, as of such date) and will be true, correct and complete as of the Closing Date (or, if made as of a specified date, as of such date).

(a) Ownership of Shares. The Holder is the sole record and beneficial owner of the shares of Company Equity set forth after such Holder’s name on Schedule A hereto and has no other ownership interest or right to acquire any shares of capital stock of the Company or securities convertible into capital stock of the Company. Such Holder’s shares of Company Equity are not subject to any encumbrance, any rights of first refusal of any kind, options, preemptive rights, voting arrangements or other rights of third parties to acquire any of such shares. The Holder has good and valid title to, and has the unrestricted (except for restrictions imposed generally under applicable federal and state securities laws) right to transfer and sell such Holder’s shares of Company Equity to Civergy in accordance with the terms of this Agreement.

(b) Authority. The Holder has the power and authority to enter into and to perform his, her or its obligations under this Agreement and each of the agreements, certificates and documents required to be delivered by such Holder pursuant to the terms of this Agreement. The execution, delivery and performance of this Agreement, and the consummation of the transactions contemplated hereby, have been duly authorized by all necessary action on the part of such Holder. The Agreement constitutes the legal, valid and binding obligation of the Holder, enforceable against such Holder in accordance with its terms, subject to the effect, if any, of (a) applicable bankruptcy and other similar laws affecting the rights of creditors generally and (b) rules of law and equity governing specific performance, injunctive relief and other equitable remedies.

(c) Conflicts. Neither the execution and delivery by the Holder of this Agreement nor the performance by such Holder of his, her or its obligations hereunder will conflict with any contract, agreement or arrangement (whether or not in writing) to which such Holder is a party or any law, rule, regulation, order or injunction applicable to such Holder. There are no legal proceedings pending or, to the best knowledge of the Holder, threatened against such Holder that would prevent the consummation of the transactions contemplated by this Agreement. No consent, notice or approval is required of any person in connection with such Holder’s execution, delivery and performance of this Agreement or the consummation of the transactions contemplated hereby.

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(d) Investment Representations.

(i) Disclosure of Information. The Holder has had an opportunity to ask questions and receive answers from Civergy’s management regarding the business, properties, prospects and financial condition of Civergy.

(ii) Accredited Investor. Holder is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act. Holder is experienced in evaluating and investing in securities of companies in a similar stage of development to Civergy and has sufficient knowledge and experience in financial and business matters to assess the relative merits and risks of an investment in Civergy, and can bear the economic risk of this investment.

(iii) Purchase Entirely for Own Account. This Agreement is made with the Company and Holder in part in reliance upon the Holder's representation to Civergy, which by the Holder's execution of this Agreement such Holder hereby confirms, that the Civergy Shares to be acquired by the Holder will be acquired for investment for the Holder's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof (other than in accordance with applicable securities laws), and that Holder has no present intention of selling, granting any participation in, or otherwise distributing the same except to an entity which is owned or controlled by the Holder and which is an accredited investor. By executing this Agreement, the Holder further represents that he, she or it does not presently have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person or to any third person, with respect to any of the Civergy Shares.

(iv) Limited Public Market. The Holder understands that a liquid public market does not now exist for any of the Civergy Common Stock and that Civergy has not made any assurances that a liquid public market will ever exist for the Civergy Common Stock.

(e) Restricted Securities. The Holder understands that the Civergy Shares have not been, and will not be, registered under the Securities Act by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Holder’s representations as expressed herein. The Holder understands that the Civergy Shares to be received by Holder are “restricted securities” under applicable U.S. federal and state securities laws and regulations, and that pursuant to these laws, the Holder must hold the Civergy Shares indefinitely unless they are registered with the Securities and Exchange Commission and qualified by state authorities or an exemption from such registration and qualification requirements is available. The Holder acknowledges that Civergy has no obligation to register or qualify the Civergy Shares for resale. The Holder further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Civergy Shares, and requirements relating to Civergy which are outside of the Holder's control and which Civergy is under no obligation, and may not be able, to satisfy.

(f) Legends. It is understood that the Civergy Shares, and any securities issued in respect thereof or exchange therefor, may bear the following legend or a legend of similar import and any legend required by the Blue Sky laws of any state of the United States to the extent such laws are applicable to the shares represented by the certificate so legended:

 “THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD OR OTHERWISE DISTRIBUTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM REASONABLY SATISFACTORY TO THE ISSUER THAT SUCH REGISTRATION IS NOT REQUIRED UNDER SUCH ACT AND LAWS.”

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ARTICLE VI
REPRESENTATIONS AND WARRANTIES OF CIVERGY

Civergy represents and warrants to the Company and the Holders that all of the statements contained in this Article VI are true, correct and complete as of the date of this Agreement (or if made as of a specified date, as of such date) and will be true, correct and complete as of the Closing Date (or, if made as of a specified date, as of such date).

6.1 Organization and Qualification.

(a) Civergy is a corporation duly organized, validly existing and in good standing under the laws of the state of Texas and has the requisite corporate power and authority to carry on its business as it is now being conducted. There is no pending or threatened proceeding for the dissolution or liquidation of Civergy.

(b) Civergy is duly qualified or licensed to do business and is in good standing in each jurisdiction in which the nature of its business or the properties owned or leased by it makes such qualification or licensing necessary, except for any such jurisdiction where the failure to so qualify or be licensed, individually and in the aggregate for all such jurisdictions, would not reasonably be expected to have a Material Adverse Effect.

(c) Civergy has provided or will, promptly following the date of this Agreement, provide to Company complete and accurate copies of the Articles of Incorporation and Bylaws of Civergy, as currently in effect. Civergy is not in violation of any provisions of its Articles of Incorporation or Bylaws.

6.2 Authority.

(a) Civergy has the requisite corporate power and authority to enter into this Agreement, to perform its obligations hereunder, and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by Civergy and the consummation by Civergy of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of Civergy. This Agreement has been duly executed and delivered by Civergy and constitutes a legal, valid and binding obligation of Civergy, enforceable against it in accordance with its terms.

6.3 No Conflict, Required Filings and Consents (a) The execution and delivery of this Agreement and any instrument required hereby to be executed and delivered by Civergy at the Closing does not, and the performance of this Agreement by Civergy will not, (i) conflict with or violate the Articles of Incorporation or Bylaws of Civergy; or (ii) conflict with or violate any law, rule, regulation, order, judgment or decree applicable to Civergy or by which it or any of its properties is bound or affected; or (iii) result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default), or impair in any material respect Civergy's rights or materially alter the rights or obligations of any third party under, or give to others any rights of termination, amendment, acceleration or cancellation of any note, bond, mortgage, indenture, deed of trust, lease, permit, concession, franchise, license, agreement or other instrument or obligation to which Civergy is a party or to which the properties or assets of Civergy are subject, or (iv) result in the creation of any security interest, lien, claim, pledge, agreement, limitation on voting rights, charge or other encumbrance of any material nature (collectively, “Liens”) on any of the properties or assets of Civergy pursuant to any agreement.

(b) The execution and delivery of this Agreement and any instrument required hereby to be executed and delivered by the Company at the Closing does not, and the performance of this Agreement by the Company will not, require any consent, approval, authorization or permit of, or filing with or notification to, any court, administrative or regulatory agency or commission or other governmental authority or instrumentality (whether domestic or foreign, a “Governmental Entity”).

(c) The consent of, or the delivery of notice to or filing with, any party to an agreement is not required for the execution and delivery by the Company of this Agreement or the consummation of the transactions contemplated by this Agreement.

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6.4 Litigation. There are no legal actions (a) pending or, to the knowledge of Civergy, threatened against Civergy, its assets or the transactions contemplated by this Agreement or (b) pending or, to the knowledge of Civergy, threatened against any current employee, officer or director of Civergy that, in any way relates to Civergy, its assets or the transactions contemplated by this Agreement. Civergy is not subject to any order, judgment, writ, injunction or decree of any Governmental Entity.

6.5 Taxes. Civergy has timely filed all material tax returns and reports required to be filed by it (after giving effect to any filing extension properly granted by a governmental entity having authority to do so) ("Civergy Tax Return"). Each such Civergy Tax Return is true, correct and complete in all material respects. Civergy has paid, within the time and manner prescribed by law, all material taxes that are due and payable. No Civergy Tax Return is the subject of any investigation, audit or other proceeding by any federal, state or local tax authority. Civergy has not filed Federal Income Tax Returns, but does not believe it owes any federal income taxes.

6.6 Disclosure. The representations and warranties of Civergy herein, or in any document, exhibit, statement, certificate or schedule furnished by or on behalf of Civergy do not contain and will not contain any untrue statement of a material fact and do not omit and will not omit to state any material fact necessary in order to make the statements herein or therein, in light of the circumstances under which they were made, not misleading. There are no material facts or circumstances relating to Civergy which have not been disclosed to Company herein.

ARTICLE VII
COVENANTS

7.1 The Holders shall use their reasonable best efforts, consistent with other commitments and subject to reasonable compensation to be mutually agreed to, to assist Civergy in future capital fundraising, corporate governance, marketing, creation and management of relationships with corporate, government and individual sources of technology, capital commercialization and marketing opportunities, and identification and selection of professional advisors.

ARTICLE VIII
ADDITIONAL AGREEMENTS

8.1 Expenses and Taxes. Each of the Parties shall pay their respective costs incurred in connection with the preparation, negotiation, execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, including, without limitation, the fees of the attorneys, accountants and advisors.

8.2 Additional Agreements. Subject to the terms and conditions of this Agreement, each Party agrees to use all reasonable efforts to take, or cause to be taken, all action and to do, or cause to be done, all things necessary, proper or advisable under applicable law to consummate and make effective the transactions contemplated by this Agreement. If at any time after the Closing Date any further action is necessary or desirable to carry out the purposes of this Agreement, the proper officers and directors of each such corporation shall take all such necessary or desirable action.

8.3 Confidentiality.

(a) Each Party shall hold, and shall cause its officers, employees, agents and representatives, including, without limitation, attorneys, accountants, consultants and financial advisors who obtain such information to hold, in confidence, and not use for any purpose other than evaluating the transactions contemplated by this Agreement, any confidential information of another Party obtained through the investigations permitted hereunder, which for the purposes hereof shall not include any information which (i) is or becomes generally available to the public other than as a result of disclosure by a Party or one of its affiliates in violation of its obligations under this subsection, (ii) becomes available to a Party on a nonconfidential basis from a source, other than the Party which alleges the information is confidential or its affiliates, which has represented that such source is entitled to disclose it, or (iii) was known to a Party on a nonconfidential basis prior to its disclosure to such Party hereunder. If this Agreement is terminated, at the request of a Party, the other Party shall deliver, and cause its officers, employees, agents, and representatives, including, without limitation, attorneys, accountants, consultants and financial advisors who obtain confidential information of the requesting Party pursuant to investigations permitted hereunder, to deliver to the requesting Party all such confidential information that is written (including copies or extracts thereof).

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(b) If a Party or a Person to whom a Party transmits confidential information of another Party is requested or becomes legally compelled (by oral questions, interrogatories, requests for information or documents, subpoena, criminal or civil investigative demand or similar process) to disclose any of such confidential information, such Party or other Person will provide the other Party with prompt written notice so that such Party may seek a protective order or other appropriate remedy or waive compliance with Section 8.5(a). If such protective order or other remedy is not obtained, or if the applicable Party waives compliance with Section 8.5(a), the Party or Person subject to the request will furnish only that portion of such confidential information which is legally required and will exercise reasonable efforts to obtain reliable assurance that confidential treatment will be accorded such confidential information.

8.4 Consents and Filings. The Parties shall, promptly after execution of this Agreement, make all required filings and submissions with respect to the transactions contemplated by this Agreement. Each Party will take all reasonable actions to obtain any other consent, authorization, order or approval of, or any exemption by, any Person required to be obtained or made in connection with the transactions contemplated by this Agreement. Each Party will cooperate with and promptly furnish information to the other Party in connection with obtaining such consents or making any such filings and will promptly furnish to the other Party a copy of all filings made with a governmental authority.

ARTICLE IX
CLOSING DELIVERIES AND CONDITIONS TO CLOSING

9.1 Documents to be Delivered by Civergy. At the Closing, Civergy shall deliver to the Holders the following:

(a) Share certificates for the Civergy Common Stock to be delivered as consideration to the Holders; and

(b) Such other customary certificates or documents as may be reasonably required by Company.

9.2 Documents to be Delivered by Company. At the Closing, the Company shall deliver to Civergy the following:

(a) Documentation completing the transfer of Company Equity; and

(d) Such other customary certificates or documents as may be reasonably required by Company.

9.3 Documents to be Delivered by the Holders. At the Closing, each Holder shall deliver to Civergy documents transferring the of Company Equity set forth opposite the name of such Holder on Schedule A hereto, together with such documents as are necessary to effect the transfer thereof to Civergy.

ARTICLE X
GENERAL PROVISIONS

10.1 Amendment. This Agreement may not be amended except by an instrument in writing signed by each of the Parties; provided, however, that for such purposes, the Holder Representative may sign on behalf of all Holders.

10.2 Waiver. At any time prior to the Closing Date, any Party may (a) extend the time for the performance of any of the obligations or other acts of any other Party hereto or (b) waive compliance with any of the agreements of any other Party or with any conditions to its own obligations. Any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of the Party making the waiver or granting the extension by a duly authorized officer. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar), nor shall such waiver constitute a continuing waiver unless otherwise expressly provided.

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10.3 Assignment and Binding Effect. Neither this Agreement nor any of the rights or obligations hereunder may be assigned by Company without the prior written consent of Civergy or assigned by Civergy without the prior written consent of Company. Subject to the foregoing, this Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors, transferees and assigns, and no other Person shall have any right, benefit or obligation hereunder.

10.4 Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of this Agreement), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or is an inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. If either party shall commence an action or proceeding to enforce any provisions of this Agreement, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

10.5 Entire Agreement. This Agreement constitutes the entire agreement between the Parties pertaining to the subject matter hereof and supersedes all prior agreements, understandings, negotiations and discussions, whether oral or written, of the Parties with respect to the subject matter hereof.

10.6 Severability. In the event that any one or more of the provisions contained in this Agreement or in any other instrument referred to herein, shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, then to the maximum extent permitted by law, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement or any other such instrument.

10.7 Attorneys' Fees. Should any Party institute any action or proceeding to enforce any provision of this Agreement, including, without limitation, an action or proceeding for declaratory relief, damages by reason of an alleged breach of any provision of this Agreement, equitable relief or otherwise in connection with this Agreement, or any provision hereof, the prevailing Party shall be entitled to recover from the losing Party or Parties reasonable attorneys' fees and costs for services rendered to the prevailing Party in such action or proceeding.

10.8 Multiple Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

10.9 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of: (a) one Business Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto prior to 5:30 p.m. (New York City time) on a Business Day, with written confirmation of successful transmission, (b) the next Business Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto on a day that is not a Business Day or later than 5:30 p.m. (New York City time) on any Business Day, (c) the second Business Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as set forth on the signature pages attached hereto.

[SIGNATURES CONTINUED ON NEXT PAGE]

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IN WITNESS WHEREOF, this Agreement has been duly executed by the parties as of the date first written above.

Civergy, Inc.

By:
Mark Gray, President

Bion Enterprises, LLC

By:
Mark Gray, Managing Member

MEMBERS

Mark Gray

Wyly Wade

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 SCHEDULE A

Holder	Percentage of Company Equity	Number of Civergy Common Stock
Mark Gray	50.1%	200,000
Wyly Wade	49.9%	200,000
	100%	400,000

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